                           COLUMBIA FUNDS SERIES TRUST
                          COLUMBIA SHORT TERM BOND FUND
                                 CLASS B SHARES

                        SUPPLEMENT DATED OCTOBER 7, 2005
             TO THE PROSPECTUS DATED AUGUST 1, 2005, AS SUPPLEMENTED

I. A conversion feature has been implemented for all shareholders of Columbia Short Term Bond Fund, whereby Class B shares of the Fund will automatically convert to Class A shares eight years after they are purchased. The conversion feature allows shareholders to benefit from the lower operating costs of Class A shares, which can help increase total returns. It is anticipated that current shareholders that have already held Class B shares for eight years or longer will be automatically converted to Class A shares effective on or about November 15, 2005. Otherwise here's how the conversion works:

               - Shares are converted on or about the 15th day of the month in which they become eligible for conversion. Any shares you received from reinvested distributions on these shares generally will convert to Class A shares at the same time.

               - You'll receive the same dollar value of Class A shares as the Class B shares that were converted. No sales charge or other charges apply.

               - Class B shares that you received from a reorganization or an exchange of Class B shares of another Columbia Fund will convert based on the day you bought the original shares.

               -  Conversions are free from federal income tax.

II. Effective October 17, 2005, a contingent deferred sales charge will applied for certain purchases of Columbia Short Term Bond Fund Class B shares made on or after October 17, 2005. The new load is reflected below in the fee table chart and should replace the Class B portion of the fee table in the August 1, 2005 prospectus for Class B shares of the Fund.

COLUMBIA SHORT TERM BOND FUND
-----------------------------
SHAREHOLDER FEES                                                        CLASS B
(fees paid directly from your investment)                               SHARES
                                                                        ------
Maximum sales charge (load) imposed on purchases                         none
Maximum deferred sales charge (load)                                    3.00%(6)

ANNUAL FUND OPERATING EXPENSES(1)
(Expenses that are deducted from the Fund's assets)
Management fees                                                          0.44%
Distribution (12b-1) and shareholder servicing fees                      1.00%
Other expenses                                                           0.06%
                                                                         -----
Total annual operating expenses                                          1.50%
Fee waivers and/or reimbursements                                       (0.02)%
                                                                        -------
Total net expenses(5)                                                    1.48%
                                                                         =====

          (6)This charge applies to investors who buy Class B shares on or after October 17, 2005 and decreases over time. This charge does not apply to any purchases made by shareholders that held shares of Columbia Short Term Bond Fund prior to September 19, 2005. Please see CHOOSING A SHARE CLASS - ABOUT CLASS B SHARES - CONTINGENT DEFERRED SALES CHARGE for details.



SUP-47/90848-1005

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         The Class B shares examples that follow the fee table in the prospectus should also be replaced with the following to reflect the new contingent deferred sales charge:

         Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                      1 YEAR        3 YEARS      5 YEARS      10 YEARS
           CLASS B SHARES                              $451          $668         $808         $1,578


         If you bought Class B shares, you would pay the following expenses if you didn't sell your shares

                                                      1 YEAR        3 YEARS      5 YEARS      10 YEARS
           CLASS B SHARES                              $151          $468         $808         $1,578

         The section CHOOSING A SHARE CLASS - ABOUT CLASS B SHARES - CONTINGENT DEFERRED SALES CHARGE is also modified to disclose the following:
         You'll pay a CDSC when you sell your Class B shares, unless:

               - you held shares of Columbia Short Term Bond Fund prior to September 19, 2005

               - you became a shareholder on or after September 19, 2005 but purchased your shares prior to October 17, 2005

               -  you receive the shares from reinvested distributions

               - you qualify for a waiver of the CDSC. You can find out how to qualify for a waiver in the section WHEN YOU MIGHT NOT HAVE TO PAY A SALES CHARGE - CONTINGENT DEFERRED SALES CHARGES

         The CDSC you pay depends on the Fund you bought, when you bought your shares, how much you bought in some cases, and how long you held them.

         NATIONS SHORT TERM BOND FUND

IF YOU SELL YOU SHARES
DURING THE FOLLOWING YEAR:                               YOU'LL PAY A CDSC OF:
the first year you own them                                        3.0%
the second year you own them                                       3.0%
the third year you own them                                        2.0%
the fourth year you own them                                       1.0%
after four years of owning them                                    none

         Certain investments in Class B shares are subject to a CDSC, a sales charge applied at the time you sell your shares. You will pay the CDSC only on shares you sell within a certain amount of time after purchase. The CDSC generally declines each year until there is no charge for selling shares. The CDSC is applied to the net asset value at the time of purchase or sale, whichever is lower. For purposes of calculating the CDSC, the start of the holding period is the first day of the month in which the purchase was made. Shares you purchase with reinvested dividends or distributions are not subject to a CDSC. When you place an order to sell shares, the Fund will automatically sell first those shares not subject to a CDSC and then those you have held the longest.


SUP-47/90848-1005